Deposits and Other Current Assets, Net (Tables)	12 Months Ended
Jun. 30, 2026
Deposits and Other Current Assets, Net [Abstract]
Schedule of Deposits and Other Current Assets, Net

Deposits and other current assets, net consist of the following:

	As of year ended June 30,
	2026	2025
Deposits	$73,024	$72,071
Prepayment (note)	576,433	3,261
Interest income receivables from fixed deposit bank accounts	7,365	-
Other current assets, net	3,506	1,931
Total	$660,328	$77,263